SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): December 3, 1999


                         HEALTHY PLANET PRODUCTS, INC.
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                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
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                 (State or Other Jurisdiction of Incorporation)

       1-130048                                       94-2601764
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(Commission File Number)                   (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
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(Address of Principal Executive Offices)                    Zip Code

                               (707) 778-2280
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             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

5. Other Events

On December 3, 1999, Registrant's President and Chief Executive Officer, Bruce
A. Wilson, announced that he will be retiring from the day to day operations of the Company, effective December 31, 1999, in order to pursue other endeavors. Mr. Wilson will remain a director of the Company and will be available to provide consulting and advisory services to insure a smooth transition as the Company looks to identify his successor.



                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: December 3, 1999                   By /s/ Bruce A. Wilson
                                             -----------------------------
                                             Bruce A. Wilson, President and
                                             Chief Executive Officer